                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          JULY 25, 1995
                                                --------------------------------


                           MELAMINE CHEMICALS, INC.
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             (Exact name of registrant as specified in its charter)





          DELAWARE                       0-16032                64-0475913
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
  of incorporation)                                         Identification No.)



       HIGHWAY 18 WEST
 DONALDSONVILLE, LOUISIANA                                        70346
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                        (ZIP CODE)



Registrant s telephone number, including area code     (504) 473-3121
                                                  ------------------------------


                               Page 1 of 4 Pages
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ITEM 5. OTHER EVENTS


   On July 25, 1995, Melamine Chemicals, Inc. issued the attached press release.
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For: MELAMINE CHEMICALS, INC.               Contact: ON COMO & ASSOCIATES, INC.
     P.O. Box 748                                    74 Trinity Place
     Donaldsonville, LA  70346                       New York, NY  10006
     Fred Huber, President & CEO                     Telephone:  (212) 227-3010
     Wayne D. DeLeo, Vice President & CFO
     Telephone:  (504) 473-3121                      July 25, 1995
                                                     Immediate Release

               MELAMINE CHEMICALS, INC. REPORTS YEAR END RESULTS

DONALDSONVILLE, LOUISIANA, JULY 25TH--Melamine Chemicals, Inc. (NASDAQ-MTWO), today announced the results of its operations for the quarter and twelve months ended June 30, 1995.

      Net earnings for the three months ended June 30, 1995 were $299,000 compared to net earnings of $26,000 a year ago. For the twelve months ended June 30, 1995, net earnings were $3.3 million or $.60 per share as compared to net losses of $2.5 million or $.46 per share for the same period in fiscal 1994.

      Fred Huber, president and chief executive officer, stated, "We are very pleased to report record revenues for the year, the quarter and even for the month of June. Although an unscheduled maintenance shutdown in the second half of June reduced earnings below the trend of recent quarters, the year in its entirety was gratifying.

      "We enter the new fiscal year with a strong world market, enhanced technology and with encouraging opportunities for expansion."

      Melamine Chemicals, Inc. is engaged in the production and marketing of melamine, a specialty chemical having numerous industrial and commercial applications. The Company is also active in the development of new melamine process and application technology. The Company is one of only two producers of melamine in North America and one of the three largest producers worldwide.

                         COMPARATIVE OPERATING RESULTS
             (Thousands of dollars except share and per share data)

                                          Quarter Ended                  Twelve Months Ended
                                             June 30,                            June 30,
                                    -------------------------         ---------------------------
                                       1995           1994               1995            1994
                                    ----------     ----------         -----------     -----------
Net Sales                           $   12,371         11,378              45,502         39,085
Net Earnings (losses)               $      299             26               3,333         (2,508)
Earnings (loss) Per Share           $      .05            .00                 .60           (.46)
Average Shares Outstanding           5,450,300      5,450,000           5,450,250      5,450,000

                                  * * * * * *
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELAMINE CHEMICALS, INC.



Date:  July 25, 1995                    /s/ Wayne D. DeLeo
                                        ----------------------------------------
                                        Wayne D. DeLeo
                                        Vice President & Chief Financial Officer